UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02               Results of Operations and Financial Condition.

On January 9, 2012, Bruker Corporation (the “Company”) will participate in the 30th Annual J.P. Morgan Healthcare Conference in San Francisco, California.  The presentation materials, a copy of which are attached hereto as Exhibit 99.1, on slides 10, 17, 25 and 26 contain previously non-public information relating to unaudited revenue and operating results estimates for the recently completed fourth quarter of fiscal 2011.

The information in this Current Report on Form 8-K, including exhibits attached hereto and the information under Item 7.01 below, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

Item 7.01               Regulation FD Disclosure.

The information set forth in Item 2.02 is incorporated herein in its entirety. The slides that will accompany Company management’s presentation at the above-referenced conference, attached to this Current Report on Form 8-K as Exhibit 99.1, are also posted on the Company’s investor relations website at http://www.bruker.com.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 99.1             January 9, 2012 Presentation at the 30th Annual J.P. Morgan Healthcare Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: January 9, 2012	By:	/s/ Frank H. Laukien
Frank H. Laukien, Ph.D.
President and Chief Executive Officer